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                                                                     Rule 497(d)
                                                              File No. 333-49516

  Supplement dated January 2, 2001 to the Prospectus dated November 15, 2000

                                  Nuveen Unit
                              Trusts, Series 109
               Nuveen Nasdaq-100 Index Portfolio, November 2000

The maximum transactional sales charge for the Portfolio is a fixed dollar amount of $0.45 per Unit. The maximum transactional sales charge is reduced in accordance with the schedule provided in the Prospectus. Previously, the maximum transactional sales charge could not exceed 5.95% of the Public Offering Price. Effective January 2, 2001, notwithstanding anything to contrary in the Prospectus, the maximum transactional sales charge and the total maximum sales charge (including the Creation and Development Fee Cap) may not exceed 6.5% of the Public Offering Price.